Exhibit 21.1

Constellation Energy Corporation (50% and Greater) 01/31/2026

Subsidiary	Jurisdiction
4300 Winfield Road, LLC	Delaware
A/C Fuels Company	Pennsylvania
Anacapa Land Company, LLC	Delaware
Anderson Springs Energy Company, LLC	California
Arise Energy, LLC	Pennsylvania
Auburndale Peaker Energy Center, LLC	Delaware
AV Solar Ranch 1, LLC	Delaware
Aviation Funding Corp.	Delaware
AVSR Holding, LLC	Delaware
AVSR, LLC	Delaware
Battery Holdco, LLC	Delaware
Baytown CCUS Holdings, LLC	Delaware
Baytown CCUS, LLC	Delaware
Baytown Energy Center, LLC	Delaware
Beebe 1B Renewable Energy, LLC	Delaware
Beebe Renewable Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
Bethlehem Renewable Energy, LLC	Delaware
Bethpage Energy Center 3, LLC	Delaware
Bluestem Wind Energy Member Holdings, LLC	Delaware
Bluestem Wind Energy Member, LLC	Delaware
Bosque Parcel 2, LLC	Delaware
Brooks Creek Land Company, LLC	Delaware
Brooks Creek Land Holding Company, LLC	Delaware
Butter Creek Energy Center, LLC	Delaware
Byron Highway Energy Center, LLC	Delaware
Byron SMR 3, LLC	Delaware
CalBatt Energy Storage, LLC	Delaware
CalGen Expansion Company, LLC	Delaware
CalGen Project Equipment Finance Company Three, LLC	Delaware
Calistoga Holdings, LLC	Delaware
Calpine Acquisition Company II LLC	Delaware
Calpine Acquisition Company III, LLC	Delaware
Calpine Acquisition Company, LLC	Delaware
Calpine Administrative Service Company, Inc.	Delaware
Calpine Agnews, Inc.	California
Calpine Auburndale Holdings, LLC	Delaware
Calpine Bethlehem, LLC	Delaware
Calpine Bosque Pipeline, LLC	Delaware
Calpine c*Power, Inc.	Delaware
Calpine CalGen Holdings, LLC	Delaware
Calpine California CCUS Holdings, LLC	Delaware
Calpine Canada Energy Ltd.	Nova Scotia
Calpine CCFC GP, LLC	Delaware
Calpine CCFC LP, LLC	Delaware

Exhibit 21.1

Calpine CCUS DevCo Holdco, LLC	Delaware
Calpine CCUS DevCo Intermediate Holdco, LLC	Delaware
Calpine CCUS Holdings, LLC	Delaware
Calpine CCUS Intermediate HoldCo LLC	Delaware
Calpine Central Texas GP, Inc.	Delaware
Calpine Central, Inc.	Delaware
Calpine Central-Texas, Inc.	Delaware
Calpine Cogeneration Corporation	Delaware
Calpine Community Energy, LLC	Delaware
Calpine Construction Finance Company L.P.	Delaware
Calpine Construction Management Company, Inc.	Delaware
Calpine Cumberland Solar, LLC	Delaware
Calpine DevCo Holdings, LLC	Delaware
Calpine Development Company, LLC	Delaware
Calpine Development Holdings LLC	Delaware
Calpine Eastern Corporation	Delaware
Calpine Edinburg, Inc.	Delaware
Calpine Energy Financial Holdings, LLC	Delaware
Calpine Energy Services Canada, LLC	Delaware
Calpine Energy Services GP, LLC	Delaware
Calpine Energy Services Holdco II, LLC	Delaware
Calpine Energy Services Holdco LLC	Delaware
Calpine Energy Services LP, LLC	Delaware
Calpine Energy Services, L.P.	Delaware
Calpine Energy Solutions, LLC	California
Calpine Fore River Energy Center, LLC	Delaware
Calpine Fore River Operating Company, LLC	Delaware
Calpine Foundation	Delaware
Calpine Fuels Corporation	California
Calpine GEC Holdings, LLC	Delaware
Calpine Generating Company, LLC	Delaware
Calpine Gilroy 1, LLC	Delaware
Calpine Gilroy Cogen, L.P.	Delaware
Calpine Global Services Company, Inc.	Delaware
Calpine Granite Holdings, LLC	Delaware
Calpine Greenfield (Holdings) Corporation	Delaware
Calpine Greenleaf Holdings, Inc.	Delaware
Calpine Greenleaf, Inc.	Delaware
Calpine Guadalupe GP, LLC	Delaware
Calpine Guadalupe LP, LLC	Delaware
Calpine Hidalgo Energy Center L.P.	Delaware
Calpine Hidalgo Holdings, Inc.	Delaware
Calpine Hidalgo, Inc.	Delaware
Calpine Holdings Development LLC	Delaware
Calpine Holdings, LLC	Delaware
Calpine International Holdings, LLC	Delaware
Calpine Kennedy Operators, Inc.	New York
Calpine Kent County Solar, LLC	Delaware
Calpine KIA, Inc.	New York

Exhibit 21.1

Calpine King City Cogen, LLC	Delaware
Calpine King City, Inc.	Delaware
Calpine Leasing Inc.	Delaware
Calpine LLC	Delaware
Calpine Long Island, Inc.	Delaware
Calpine Louisiana Developmen LLC	Delaware
Calpine Magic Valley Pipeline, LLC	Delaware
Calpine Mexican Holdings, LLC	Delaware
Calpine Mid Merit, LLC	Delaware
Calpine Mid-Atlantic Development, LLC	Delaware
Calpine Mid-Atlantic Energy, LLC	Delaware
Calpine Mid-Atlantic Generation, LLC	Delaware
Calpine Mid-Atlantic Marketing, LLC	Delaware
Calpine Mid-Atlantic Operating, LLC	Delaware
Calpine Mid-Merit II, LLC	Delaware
Calpine Monterey Cogeneration, Inc.	California
Calpine MVP, LLC	Delaware
Calpine New Jersey Generation, LLC	Delaware
Calpine Northbrook Holdings Corporation	Delaware
Calpine Northbrook Investors, LLC	Delaware
Calpine Northbrook Project Holdings, LLC	Delaware
Calpine Northeast Development, LLC	Delaware
Calpine Operating Services Company, Inc.	Delaware
Calpine Operations Management Company, Inc.	Delaware
Calpine Pasadena Cogeneration, Inc.	Delaware
Calpine Philadelphia, Inc.	Delaware
Calpine Pittsburg, LLC	Delaware
Calpine Power Company, LLC	California
Calpine Power Management, LLC	Delaware
Calpine Power, Inc.	Virginia
Calpine PowerAmerica - ME, LLC	Delaware
Calpine PowerAmerica, LLC	Delaware
Calpine PowerAmerica-CA, LLC	Delaware
Calpine PowerAmerica-MA, LLC	Delaware
Calpine Project Holdings, Inc.	Delaware
Calpine Real Estate Development Company, LLC	Delaware
Calpine Receivables, LLC	Delaware
Calpine Retail Holdings, LLC	Delaware
Calpine Riverside Holdings, LLC	Delaware
Calpine Russell City, LLC	Delaware
Calpine Russell, LLC	Delaware
Calpine Siskiyou Geothermal Partners, L.P.	California
Calpine Solar Development Holdings, LLC	Delaware
Calpine Solar, LLC	Delaware
Calpine Steamboat Holdings, LLC	Delaware
Calpine Stony Brook Operators, Inc.	New York
Calpine Stony Brook, Inc.	New York
Calpine Sutter Holdings, LLC	Delaware
Calpine TCCL Holdings, Inc.	Delaware

Exhibit 21.1

Calpine Texas CCUS Holdings, LLC	Delaware
Calpine Texas Cogeneration, Inc.	Delaware
Calpine Texas Pipeline GP, LLC	Delaware
Calpine Texas Pipeline LP, LLC	Delaware
Calpine Texas Pipeline, L.P.	Delaware
Calpine ULC I Holding, LLC	Delaware
Calpine University Power, Inc.	Delaware
Calpine Vineland Solar, LLC	Delaware
Calpine Wind Holdings, LLC	Delaware
Calpine York Holdings, LLC	Delaware
Calvert Cliffs Nuclear Power Plant, LLC	Maryland
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
Cavallo Energy Texas LLC	Texas
CCFC Finance Corp.	Delaware
CCFC Preferred Holdings, LLC	Delaware
CCFC Sutter Energy, LLC	Delaware
CD Panther I, Inc.	Maryland
CD Panther II, LLC	Delaware
CD Panther Partners, L.P.	Delaware
CD SEGS V, Inc.	Maryland
CD SEGS VI, Inc.	Maryland
CDHI Holdco, LLC	Delaware
CDHI Intermediate Holdco, LLC	Delaware
CDHI Russell City Holdings, LLC	Delaware
CE Culm, Inc.	Maryland
CE FundingCo, LLC	Delaware
CEG CPN, LLC	Delaware
CEG Equipment Co, LLC	Delaware
CEG Finance, LLC	Delaware
CER Generation, LLC	Delaware
CES Marketing IX, LLC	Delaware
CES Marketing X, LLC	Delaware
CEU Arkoma West, LLC	Delaware
CEU CoLa, LLC	Delaware
CEU East Fort Peck, LLC	Delaware
CEU Fayetteville, LLC	Delaware
CEU Floyd Shale, LLC	Delaware
CEU Holdings, LLC	Delaware
CEU Huntsville, LLC	Delaware
CEU Kingston, LLC	Delaware
CEU Niobrara, LLC	Delaware
CEU Ohio Shale, LLC	Delaware
CEU Paradigm, LLC	Delaware
CEU Pinedale, LLC	Delaware
CEU Plymouth, LLC	Delaware
CEU Simplicity, LLC	Delaware
CEU W&D, LLC	Delaware
Champion Energy Marketing LLC	Delaware

Exhibit 21.1

Champion Energy Services, LLC	Texas
Champion Energy, LLC	Texas
Channel Energy Center, LLC	Delaware
Chesapeake HVAC, Inc.	Delaware
Churchill Land Company, LLC	Delaware
Churchill Land Holding Company, LLC	Delaware
CII Solarpower I, Inc.	Maryland
Clear Lake Cogeneration, LLC	Delaware
Clinton Battery Utility, LLC	Delaware
Clinton SMR 2, LLC	Delaware
CM Greenfield Power Corp.	Canada
CNE Gas Holdings, LLC	Kentucky
Coda Holdings, LLC	Delaware
Coda Intermediate Holdings, LLC	Delaware
CoLa Resources LLC	Delaware
Colorado Bend II Power, LLC	Delaware
Colorado Bend Services, LLC	Delaware
Constellation Building Services, Inc.	Delaware
Constellation Connect, LLC	Delaware
Constellation Derivatives Limited	United Kingdom
Constellation EG, LLC	Delaware
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Maine, LLC	Delaware
Constellation Energy Gas Choice, LLC	Delaware
Constellation Energy Generation, LLC	Pennsylvania
Constellation Energy Nuclear Group, LLC	Maryland
Constellation Energy Power Choice, LLC	Delaware
Constellation Energy Resources, LLC	Delaware
Constellation Energy Solutions, LLC	Delaware
Constellation Energy Upstream Holdings, LLC	Delaware
Constellation FitzPatrick, LLC	Delaware
Constellation Framingham, LLC	Delaware
Constellation Fulton, LLC	Delaware
Constellation Generation Acquisitions, LLC	Delaware
Constellation Generation Consolidation, LLC	Illinois
Constellation Generation Development, LLC	Delaware
Constellation Generation Limited	United Kingdom
Constellation Generation NY, LLC	New York
Constellation Genesis, LLC	Delaware
Constellation Handley Power, LLC	Delaware
Constellation Holdings, LLC	Maryland
Constellation Home Products & Services, LLC	Delaware
Constellation Hydrogen and BTM Parent, LLC	Delaware
Constellation IL SMR Development, LLC	Delaware
Constellation LaSalle Hydrogen and BTM, LLC	Delaware
Constellation LNG, LLC	Delaware
Constellation Low Carbon Infrastructure, LLC	Delaware
Constellation Mystic Power, LLC	Delaware
Constellation Navigator, LLC	Delaware

Exhibit 21.1

Constellation New Boston, LLC	Delaware
Constellation New England Holdings, LLC	Delaware
Constellation NewEnergy - Gas Division, LLC	Kentucky
Constellation NewEnergy, Inc.	Delaware
Constellation Nuclear Power Plants, LLC	Delaware
Constellation Nuclear Security, LLC	Delaware
Constellation Nuclear, LLC	Delaware
Constellation Power Source Generation, LLC	Maryland
Constellation Power, Inc.	Maryland
Constellation PowerLabs, LLC	Pennsylvania
Constellation Renewables Holding, LLC	Delaware
Constellation Renewables Holdings II, LLC	Delaware
Constellation Renewables Partners Holdings, LLC	Delaware
Constellation Renewables Partners, LLC	Delaware
Constellation Renewables, LLC	Delaware
Constellation SMR Development, LLC	Delaware
Constellation Solar Horizons, LLC	Delaware
Constellation Solar New Jersey III, LLC	Delaware
Constellation South Texas LLC	Texas
Constellation Technology Ventures, LLC	Delaware
Constellation Texas II Power Holdings, LLC	Delaware
Constellation Texas II Power, LLC	Delaware
Constellation Texas Land Company, LLC	Delaware
Constellation Texas Power Services, LLC	Delaware
Constellation Texas Retail Energy, LLC	Delaware
Constellation Ventures Holdings, LLC	Delaware
Constellation Ventures International Holdings II Limited	United Kingdom
Constellation Ventures International Holdings Limited	United Kingdom
Constellation VHSub, LLC	Delaware
Constellation VTI, LLC	Delaware
Constellation West Medway, LLC	Delaware
Constellation Wind 1, LLC	Texas
Constellation Wind 2, LLC	Texas
Constellation Wind 3, LLC	Texas
Constellation Wind, LLC	Delaware
Constellation Wyman, LLC	Delaware
Continental Wind Holding, LLC	Delaware
Continental Wind, LLC	Delaware
Corpus Christi Cogeneration, LLC	Delaware
COSI Central Wayne, Inc.	Maryland
COSI Sunnyside, Inc.	Maryland
Cow Branch Wind Power, L.L.C.	Missouri
CP Sunnyside I, Inc.	Maryland
CP Windfarm, LLC	Minnesota
CPN 3rd Turbine, Inc.	Delaware
CPN Acadia, Inc.	Delaware
CPN Battery DevCo, LLC	Delaware
CPN Bethpage 3rd Turbine, Inc	Delaware
CPN Cascade, Inc.	Delaware

Exhibit 21.1

CPN CKS II, LLC	Delaware
CPN Clear Lake, Inc.	Delaware
CPN Gregory Power Holdings, LLC	Delaware
CPN Gregory Power Partner, LLC	Delaware
CPN Insurance Corporation	Hawaii
CPN Pathfinder Holdings, LLC	Delaware
CPN Pathfinder, LLC	Delaware
CPN Pipeline Company	Delaware
CPN Pryor Funding Corporation	Delaware
CPN Telephone Flat, Inc.	Delaware
CPN York II Holdings, LLC	Delaware
CR Clearing, LLC	Missouri
Creed Energy Center, LLC	Delaware
Criterion Power Partners, LLC	Delaware
DE Asset Operations, LLC	Delaware
Deer Park CCUS Holdings, LLC	Delaware
Deer Park CCUS, LLC	Delaware
Deer Park Energy Center LLC	Delaware
Deer Park Holdings, LLC	Delaware
Delta Energy Center Holdco, LLC	Delaware
Delta Energy Center, LLC	Delaware
Delta, LLC	Delaware
Denver Airport Solar, LLC	Delaware
Distrigas of Massachusetts LLC	Delaware
Everett Creek Land Company, LLC	Delaware
Everett LNG LLC	Delaware
Fair Wind Power Partners, LLC	Delaware
Fauquier Landfill Gas, L.L.C.	Delaware
First State Generation, LLC	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Fourmile Wind Energy, LLC	Maryland
Freestone Peaker Holdings, LLC	Delaware
Freestone Power Generation, LLC	Delaware
GEC Bethpage Inc.	Delaware
GEC Holdings, LLC	Delaware
Geysers Company, LLC	Delaware
Geysers Holdings LLC	Delaware
Geysers Intermediate Holdings LLC	Delaware
Geysers Power Company, LLC	Delaware
Geysers Power I Company, LLC	Delaware
Gilroy Energy Center, LLC	Delaware
Good Charlie & Co., LLC	Delaware
Goose Haven Energy Center, LLC	Delaware
Grande Prairie Generation, Inc.	Alberta
Granite Ridge Energy, LLC	Delaware
Granite Ridge Operating, LLC	Delaware
Greenfield Energy Centre LP	Ontario
Greensburg Wind Farm, LLC	Delaware

Exhibit 21.1

Guadalupe Peaking Energy Center, LLC	Delaware
Guadalupe Power Partners, LP	Delaware
Handsome Lake Energy, LLC	Maryland
Harvest II Windfarm, LLC	Delaware
Harvest Windfarm, LLC	Michigan
Hermiston Power LLC	Delaware
High Mesa Energy, LLC	Idaho
High Plains Wind Power, LLC	Texas
Hot Springs Windfarm, LLC	Idaho
Hydro Dam Holdings, LLC	Delaware
Hydro Dam, LLC	Delaware
Idlewild Fuel Management Corp.	Delaware
Jack A. Fusco Energy Center, LLC	Delaware
JMC Bethpage, Inc.	Delaware
Johanna Energy Center, LLC	Delaware
KIAC Partners	New York
Lake Houston Power, LLC	Delaware
Langley Holding Company, LLC	Delaware
Langley Land Company, LLC	Delaware
Loess Hills Wind Farm, LLC	Missouri
Los Esteros Critical Energy Facility, LLC	Delaware
Los Esteros Holdings, LLC	Delaware
Los Medanos Energy Center LLC	Delaware
M89 Exchange II, LLC	Delaware
M89 Property, LLC	Delaware
Magic Valley Energy Center, LLC	Delaware
Magic Valley Pipeline, L.P.	Delaware
Mankato Holdings, LLC	Delaware
Metcalf Energy Center, LLC	Delaware
Metcalf Funding, LLC	Delaware
Metcalf Holdings, LLC	Delaware
Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Michigan Wind 3, LLC	Delaware
Minergy LLC	Wisconsin
Mission Rock Energy Center, LLC	Delaware
Modoc Power, Inc.	California
Morgan Energy Center, LLC	Delaware
Mount Hoffman Geothermal Company, L.P.	California
Mountain Top Wind Power, LLC	Maryland
Muddy Run Pump Storage Holdings, LLC	Delaware
Muddy Run Pump Storage, LLC	Delaware
NAPB Holdco, LLC	Delaware
NAPGS Holdco, LLC	Delaware
New Development Holdings, LLC	Delaware
New Steamboat Holdings, LLC	Delaware
NewEnergy Receivables LLC	Delaware
NGQR Holdings, L.L.C.	Delaware
Nine Mile Point Nuclear Station, LLC	Delaware

Exhibit 21.1

Nine Mile Point SMR 3, LLC	Delaware
Nissequogue Cogen Partners	New York
North American Power and Gas Services, LLC	Delaware
North American Power and Gas, LLC	Delaware
North American Power Business, LLC	Delaware
Nova B Member Holdco, LLC	Delaware
Nova B Member, LLC	Delaware
Nova BESS Holdings, LLC	Delaware
Nova Intermediateco, LLC	Delaware
Nova Power Holdco, LLC	Delaware
Nova Power TE, LLC	Delaware
Nova Power, LLC	Delaware
NTC Five, Inc.	Delaware
O.L.S. Energy-Agnews, Inc.	Delaware
Oregon Trail Windfarm, LLC	Oregon
Osprey Energy Center, LLC	Delaware
Otay Holdings, LLC	Delaware
Otay Mesa Energy Center, LLC	Delaware
Pacific Canyon Windfarm, LLC	Oregon
Panther Creek Holdings, Inc.	Delaware
Panther Creek Partners	Delaware
Pasadena Cogen LLC	Delaware
Pasadena Cogeneration L.P.	Delaware
Pastoria BESS Holdco, LLC	Delaware
Pastoria Energy Center, LLC	Delaware
Pastoria Energy Facility L.L.C.	Delaware
Pastoria Power, LLC	Delaware
Pastoria Solar Energy Company, LLC	Delaware
Pegasus Power Company, Inc.	California
Philadelphia Biogas Supply, Inc.	Delaware
Pin Oak Creek Energy Center, LLC	Delaware
Pine Bluff Energy, LLC	Delaware
Pinedale Energy, LLC	Colorado
PLC3, LLC	Delaware
PLC4, LLC	Delaware
Power Contract Financing, L.L.C.	Delaware
Quail Run CCUS, LLC	Delaware
Quail Run Energy GP Holdings L.L.C.	Delaware
Quail Run Energy Partners, LP	Delaware
Quail Run Energy, L.L.C.	Delaware
Quail Run Holdings, LLC	Delaware
Quail Run Intermediate Holdings 1, LLC	Delaware
Quail Run Intermediate Holdings 2, LLC	Delaware
Ramadi BESS, LLC	Delaware
R.E. Ginna Nuclear Power Plant, LLC	Maryland
Renewable Power Generation Holdings, LLC	Delaware
Renewable Power Generation, LLC	Delaware
Rolling Hills Landfill Gas, LLC	Delaware
Russell City Energy Company, LLC	Delaware

Exhibit 21.1

Sacramento PV Energy, LLC	Delaware
Sand Ranch Windfarm, LLC	Oregon
Sendero Wind Energy, LLC	Delaware
Shooting Star Wind Project, LLC	Delaware
Sky Valley, LLC	Delaware
SoCal Development Holdings, LLC	Delaware
South Point Energy Center, LLC	Delaware
South Point Holdings, LLC	Delaware
Spencer Land Company, LLC	Delaware
Spencer Land Holding Company, LLC	Delaware
Stony Brook Cogeneration Inc.	Delaware
Stony Brook Fuel Management	Delaware
Sugar Beet Wind, LLC	Delaware
Sunbeam LeaseCo, LLC	Delaware
Sutter CCUS Holdings, LLC	Delaware
Sutter CCUS Pipeline, LLC	Delaware
Sutter CCUS, LLC	Delaware
Sutter Dryers, Inc.	California
Tanager Power, LLC	Delaware
TBG Cogen Partners	New York
Texas City Cogeneration, LLC	Delaware
Texas City Holdings, LLC	Delaware
Texas Cogeneration Five, Inc.	Delaware
Texas Cogeneration One Company	Delaware
Thad Hill Energy Center, LLC	Delaware
Thermal Power Company, LLC	California
Threemile Canyon Wind I, LLC	Oregon
Titan STC, LLC	Delaware
Tuana Springs Energy, LLC	Idaho
V.G. Investment Holdings, LLC	Delaware
Volta SPV IMS, LLC	Delaware
Volta SPV NTR, LLC	Delaware
Volta SPV RSL, LLC	Delaware
W&D Gas Partners, LLC	Delaware
Ward Butte Windfarm, LLC	Oregon
Washington Parish Energy Center One, LLC	Delaware
Washington Parish Holdings, LLC	Delaware
West Medway II Holdings, LLC	Delaware
West Medway II, LLC	Delaware
Westbrook Energy Center, LLC	Delaware
Whitetail Wind Energy, LLC	Delaware
Wild Horse Geothermal, LLC	Delaware
Wildcat Finance, LLC	Delaware
Wildcat Wind LLC	New Mexico
Wind Capital Holdings, LLC	Missouri
Wolf Hollow II Power, LLC	Delaware
Wolf Hollow III Power Holdings, LLC	Delaware
Wolf Hollow III Power, LLC	Delaware

Exhibit 21.1

Wolf Hollow Services, LLC	Delaware
Zion Energy LLC	Delaware